AXP(R)
                                                                   Equity Select
                                                                            Fund

                                                          2002 SEMIANNUAL REPORT

American
  Express
 Funds

(icon of) ruler

AXP Equity Select Fund seeks to provide shareholders with growth of capital.

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Budding Blue Chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that though smaller and less well-known, boast impressive business histories. These mid-sized companies, which we call "budding blue chips," are the foundation of AXP Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.

CONTENTS

From the Chairman                        3

Portfolio Managers' Q & A                3

Fund Facts                               6

The 10 Largest Holdings                  7

Financial Statements                     8

Notes to Financial Statements           11

Investments in Securities               18

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2   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the Board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

(picture of) Duncan J. Evered
Duncan J. Evered
Portfolio manager

Portfolio Managers' Q & A

Q: How did AXP Equity Select Fund perform for the six-month period ended May 31, 2002?

A: We are quite pleased to report that AXP Equity Select Fund performed well for the period under review. Although the equity markets continued to struggle through a volatile period, AXP Equity Select Fund gained 5.04% (Class A shares, not including sales charges). By comparison, the Russell MidCap(R) Growth Index and the Standard & Poor's MidCap 400 Index returned -6.31% and 9.86%, respectively, during the same timeframe. Two other comparative indexes, the Lipper Mid-Cap Growth Funds Index and

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3   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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(picture of) Paul A. Rokosz
Paul A. Rokosz
Portfolio manager

the Lipper Multi-Cap Growth Funds Index generated returns of -5.26% and -10.55% during the period.

Q: What factors affected the Fund's performance?

A: The Fund's effective stock selection and sector allocation strategy were key components in the Fund's solid return despite a less-than-hospitable environment for stock investors. In general, mid-cap stocks held up better than the stock market as a whole during the period, but growth stocks tended to lag value issues, which made our job of identifying high-potential growth stocks more challenging. Here again, our strict focus on company fundamentals served us well. Specifically, we enjoyed solid results from among our holdings in the retail sector and restaurant operators. Companies that benefited from an improving economy, including some in the technology sector, also contributed positively to returns. Energy stocks, which struggled through much of 2001, performed better in the early months of 2002.

As a group, technology, telecommunications and life sciences companies were among the weakest performers. However, our decision to maintain a lower-than-average weighting in the technology and telecommunications sectors helped us avoid some of the pitfalls that continued to plague these sectors. In general, the Fund benefited from its approach of owning a well-diversified group of mid-cap growth stocks.

Q: What changes did you make to the Fund?

A: Because we manage the Fund's portfolio with a long-term perspective, turnover was limited during the period. We primarily concentrated on adding to our existing holdings when opportunities for good value arose. Overall, very few new stocks were introduced to the portfolio. In January, we reduced our position in selected technology holdings after they rallied due to our concern that earnings among companies in this sector would continue to be a problem. Within the technology area, we put greater emphasis on companies with broad exposure to a variety of markets, a factor that should make them less susceptible to negative trends in any particular business segment.

Q: What is your outlook for the months ahead?

A: It is difficult to predict what will happen to the stock market in the short run, and that fact seems particularly true in light of the many uncertainties hanging over the market today. On the positive side, there seems to be clear evidence of broad-based improvement in the state of the U.S. economy. This should result in better corporate profits, though it is hard to say precisely when a solid, sustainable rebound for profits will occur. Overall, we believe the mid-cap segment of the market is well positioned to enjoy appreciation as the economy continues to bounce back.

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4   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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Q: How are you positioning the Fund in light of your outlook?

A: Our stock selection process is primarily driven by long-term, fundamental factors such as a company's competitive position, the quality of its management and how its financial position stacks up in the marketplace. While our short-term view of the markets and the economy is a factor in our decision-making process, we see no reason to make dramatic changes in the Fund's approach at this time given the current outlook. Therefore, we will continue to focus on investments in quality mid-cap growth stocks with solid, long-term growth potential.

Duncan J. Evered

Paul A. Rokosz

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5   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $11.25
Nov. 30, 2001                                              $10.71
Increase                                                   $ 0.54

Distributions -- Dec. 1, 2001 - May 31, 2002
From income                                                $   --
From long-term capital gains                               $   --
Total distributions                                        $   --
Total return*                                              +5.04%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $10.59
Nov. 30, 2001                                              $10.13
Increase                                                   $ 0.46

Distributions -- Dec. 1, 2001 - May 31, 2002
From income                                                $   --
From long-term capital gains                               $   --
Total distributions                                        $   --
Total return*                                              +4.54%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $10.59
Nov. 30, 2001                                              $10.13
Increase                                                   $ 0.46

Distributions -- Dec. 1, 2001 - May 31, 2002
From income                                                $   --
From long-term capital gains                               $   --
Total distributions                                        $   --
Total return*                                              +4.54%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $11.32
Nov. 30, 2001                                              $10.77
Increase                                                   $ 0.55

Distributions -- Dec. 1, 2001 - May 31, 2002
From income                                                $   --
From long-term capital gains                               $   --
Total distributions                                        $   --
Total return*                                              +5.11%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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The 10 Largest Holdings

                                      Percent                    Value
                                  (of net assets)        (as of May 31, 2002)
Whole Foods Market                     5.3%                 $94,664,500
Williams-Sonoma                        4.8                   86,427,000
Fiserv                                 3.5                   63,810,000
Sigma-Aldrich                          3.0                   54,866,500
Cheesecake Factory (The)               2.9                   51,529,500
SunGard Data Systems                   2.7                   49,210,000
Fastenal                               2.6                   47,412,000
Cintas                                 2.6                   46,989,000
Murphy Oil                             2.6                   46,220,000
Maxim Integrated Products              2.6                   46,000,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here
make up 32.6% of net assets

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7   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund, Inc.

May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,662,372,123)                                                               $1,817,821,721
Cash in bank on demand deposit                                                                            71,109
Capital shares receivable                                                                                171,931
Dividends and accrued interest receivable                                                                412,250
U.S. government securities held as collateral (Note 4)                                                 2,399,995
                                                                                                       ---------
Total assets                                                                                       1,820,877,006
                                                                                                   -------------
Liabilities
Capital shares payable                                                                                    18,614
Payable for investment securities purchased                                                            1,530,798
Payable upon return of securities loaned (Note 4)                                                     18,985,595
Accrued investment management services fee                                                                28,886
Accrued distribution fee                                                                                  18,738
Accrued service fee                                                                                          340
Accrued transfer agency fee                                                                                5,179
Accrued administrative services fee                                                                        2,344
Other accrued expenses                                                                                   196,479
                                                                                                         -------
Total liabilities                                                                                     20,786,973
                                                                                                      ----------
Net assets applicable to outstanding capital stock                                                $1,800,090,033
                                                                                                  ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                           $   1,619,531
Additional paid-in capital                                                                         1,857,234,954
Net operating loss                                                                                    (9,149,472)
Accumulated net realized gain (loss) (Note 7)                                                       (205,064,578)
Unrealized appreciation (depreciation) on investments                                                155,449,598
                                                                                                     -----------
Total -- representing net assets applicable to outstanding capital stock                          $1,800,090,033
                                                                                                  ==============
Net assets applicable to outstanding shares:                Class A                               $1,318,840,514
                                                            Class B                               $  349,898,306
                                                            Class C                               $    6,843,581
                                                            Class Y                               $  124,507,632
Net asset value per share of outstanding capital stock:     Class A shares       117,278,619      $        11.25
                                                            Class B shares        33,030,593      $        10.59
                                                            Class C shares           646,008      $        10.59
                                                            Class Y shares        10,997,870      $        11.32
                                                                                  ----------      --------------
*Including securities on loan, at value (Note 4)                                                  $   18,262,461
                                                                                                  --------------

See accompanying notes to financial statements.

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8   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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
Statement of operations
AXP Equity Select Fund, Inc.

Six months ended May 31, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                                          $   1,929,250
Interest                                                                                                 563,349
                                                                                                         -------
Total income                                                                                           2,492,599
                                                                                                       ---------
Expenses (Note 2):
Investment management services fee                                                                     6,018,195
Distribution fee
   Class A                                                                                             1,621,914
   Class B                                                                                             1,622,951
   Class C                                                                                                27,746
Transfer agency fee                                                                                    1,454,579
Incremental transfer agency fee
   Class A                                                                                                81,578
   Class B                                                                                                59,227
   Class C                                                                                                 1,500
Service fee -- Class Y                                                                                    54,480
Administrative services fees and expenses                                                                429,129
Compensation of board members                                                                              7,800
Custodian fees                                                                                            57,985
Printing and postage                                                                                     100,443
Registration fees                                                                                         87,865
Audit fees                                                                                                14,000
Other                                                                                                     17,035
                                                                                                          ------
Total expenses                                                                                        11,656,427
   Earnings credits on cash balances (Note 2)                                                            (14,356)
                                                                                                         -------
Total net expenses                                                                                    11,642,071
                                                                                                      ----------
Investment income (loss) -- net                                                                       (9,149,472)
                                                                                                      ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                           (48,023,836)
Net change in unrealized appreciation (depreciation) on investments                                  137,229,146
                                                                                                     -----------
Net gain (loss) on investments                                                                        89,205,310
                                                                                                      ----------
Net increase (decrease) in net assets resulting from operations                                     $ 80,055,838
                                                                                                    ============

See accompanying notes to financial statements.

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9 AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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
Statements of changes in net assets
AXP Equity Select Fund, Inc.
                                                                               May 31, 2002          Nov. 30, 2001
                                                                             Six months ended         Year ended
                                                                                (Unaudited)
Operations and distributions
Investment income (loss) -- net                                             $   (9,149,472)       $  (15,326,744)
Net realized gain (loss) on security transactions                              (48,023,836)         (150,328,640)
Net change in unrealized appreciation (depreciation) on investments            137,229,146           (67,420,296)
                                                                               -----------           -----------
Net increase (decrease) in net assets resulting from operations                 80,055,838          (233,075,680)
                                                                                ----------          ------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                      (27,074)         (353,566,843)
      Class B                                                                       (6,737)          (70,206,527)
      Class C                                                                         (101)             (424,406)
      Class Y                                                                       (2,013)          (19,804,936)
                                                                                    ------           -----------
Total distributions                                                                (35,925)         (444,002,712)
                                                                                   -------          ------------
Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                                     524,922,138           777,444,688
   Class B shares                                                               75,300,928           114,207,094
   Class C shares                                                                2,706,227             3,795,745
   Class Y shares                                                               51,076,502            60,201,226
Reinvestment of distributions at net asset value
   Class A shares                                                                   25,604           328,571,407
   Class B shares                                                                    6,646            69,162,165
   Class C shares                                                                       99               419,928
   Class Y shares                                                                    1,809            19,804,936
Payments for redemptions
   Class A shares                                                             (508,703,355)         (791,602,986)
   Class B shares (Note 2)                                                     (29,167,284)          (61,839,243)
   Class C shares (Note 2)                                                        (446,819)             (677,972)
   Class Y shares                                                              (23,582,094)          (38,516,685)
                                                                               -----------           -----------
Increase (decrease) in net assets from capital share transactions               92,140,401           480,970,303
                                                                                ----------           -----------
Total increase (decrease) in net assets                                        172,160,314          (196,108,089)
Net assets at beginning of period                                            1,627,929,719         1,824,037,808
                                                                             -------------         -------------
Net assets at end of period                                                 $1,800,090,033        $1,627,929,719
                                                                            ==============        ==============

See accompanying notes to financial statements.

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10   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
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Notes to Financial Statements

AXP Equity Select Fund, Inc.

(Unaudited as to May 31, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in medium-sized companies and may also invest in small- and large-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk

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11   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the

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12   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT
recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. Prior to January 2002, the index used in calculating the adjustment was the Lipper Multi-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $900,723 for the six months ended May 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

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13   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,375,474 for Class A, $129,133 for Class B and $1,327 for Class C for the six months ended May 31, 2002.

During the six months ended May 31, 2002, the Fund's custodian and transfer agency fees were reduced by $14,356 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $216,433,013 and $159,653,870, respectively, for the six months ended May 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $42,960 for the six months ended May 31, 2002.

4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2002, securities valued at $18,262,461 were on loan to brokers. For collateral, the Fund received $16,585,600 in cash and U.S. government securities valued at $2,399,995. Income from securities lending amounted to $8,668 for the six months ended May 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                    Six months ended May 31, 2002
                                            Class A        Class B      Class C      Class Y
Sold                                      46,827,053     7,103,010     255,317      4,521,961
Issued for reinvested distributions            2,288           632           9            162
Redeemed                                 (45,447,831)   (2,754,381)    (41,980)    (2,085,241)
                                         -----------    ----------     -------     ----------
Net increase (decrease)                    1,381,510     4,349,261     213,346      2,436,882
                                           ---------     ---------     -------      ---------

                                                      Year ended Nov. 30, 2001
                                            Class A        Class B      Class C      Class Y
Sold                                      69,408,181    10,670,843     359,025      5,359,412
Issued for reinvested distributions       27,657,498     6,109,727      37,096      1,660,095
Redeemed                                 (70,598,109)   (5,791,513)    (63,351)    (3,387,838)
                                         -----------    ----------     -------     ----------
Net increase (decrease)                   26,467,570    10,989,057     332,770      3,631,669
                                          ----------    ----------     -------      ---------

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14   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $128,223,874 as of Nov. 30, 2001, that if not offset by capital gains, will expire in 2009. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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15   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2002(f)        2001     2000      1999      1998
Net asset value, beginning of period                                      $10.71       $16.35    $16.90    $14.59    $15.76
Income from investment operations:
Net investment income (loss)                                                (.05)        (.09)     (.09)     (.04)      .03
Net gains (losses) (both realized and unrealized)                            .59        (1.57)      .83      3.87      1.29
Total from investment operations                                             .54        (1.66)      .74      3.83      1.32
Less distributions:
Dividends from net investment income                                          --           --        --        --      (.03)
Distributions from realized gains                                             --        (3.98)    (1.29)    (1.51)    (2.46)
Excess distributions from net investment income                               --           --        --      (.01)       --
Total distributions                                                           --        (3.98)    (1.29)    (1.52)    (2.49)
Net asset value, end of period                                            $11.25       $10.71    $16.35    $16.90    $14.59

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,319       $1,241    $1,462    $1,318    $1,044
Ratio of expenses to average daily net assets(c)                           1.20%(d)     1.16%      .95%      .93%      .82%
Ratio of net investment income (loss) to average daily net assets          (.92%)(d)    (.80%)    (.50%)    (.26%)     .24%
Portfolio turnover rate (excluding short-term securities)                    10%          57%      106%       78%       80%
Total return(d)                                                            5.04%      (12.53%)    3.93%    28.70%     9.96%

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                               2002(f)       2001     2000      1999      1998
Net asset value, beginning of period                                      $10.13       $15.78    $16.46    $14.34    $15.60
Income from investment operations:
Net investment income (loss)                                                (.08)        (.16)     (.18)     (.12)     (.01)
Net gains (losses) (both realized and unrealized)                            .54        (1.51)      .79      3.75      1.21
Total from investment operations                                             .46        (1.67)      .61      3.63      1.20
Less distributions:
Distributions from realized gains                                             --        (3.98)    (1.29)    (1.51)    (2.46)
Net asset value, end of period                                            $10.59       $10.13    $15.78    $16.46    $14.34

Ratios/supplemental data
Net assets, end of period (in millions)                                     $350         $290      $279      $151       $80
Ratio of expenses to average daily net assets(c)                           1.98%(d)     1.93%     1.72%     1.71%     1.58%
Ratio of net investment income (loss) to average daily net assets         (1.69%)(d)   (1.58%)   (1.27%)   (1.04%)    (.52%)
Portfolio turnover rate (excluding short-term securities)                    10%          57%      106%       78%       80%
Total return(d)                                                            4.54%      (13.22%)    3.19%    27.69%     9.12%

See accompanying notes to financial highlights.

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16   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2002(f)       2001         2000(b)
Net asset value, beginning of period                                      $10.13       $15.78        $17.74
Income from investment operations:
Net investment income (loss)                                                (.08)        (.13)         (.08)
Net gains (losses) (both realized and unrealized)                            .54        (1.54)        (1.88)
Total from investment operations                                             .46        (1.67)        (1.96)
Less distributions:
Distributions from realized gains                                             --        (3.98)           --
Net asset value, end of period                                            $10.59       $10.13        $15.78

Ratios/supplemental data
Net assets, end of period (in millions)                                       $7           $4            $2
Ratio of expenses to average daily net assets(c)                           2.00%(d)     1.97%         1.72%(d)
Ratio of net investment income (loss) to average daily net assets         (1.71%)(d)   (1.62%)       (1.35%)(d)
Portfolio turnover rate (excluding short-term securities)                    10%          57%          106%
Total return(d)                                                            4.54%      (13.22%)      (11.05%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2002(f)       2001          2000       1999      1998
Net asset value, beginning of period                                      $10.77       $16.41        $16.94     $14.60    $15.77
Income from investment operations:
Net investment income (loss)                                                (.04)        (.07)         (.05)      (.01)      .04
Net gains (losses) (both realized and unrealized)                            .59        (1.59)          .81       3.87      1.29
Total from investment operations                                             .55        (1.66)          .76       3.86      1.33
Less distributions:
Dividends from net investment income                                          --           --            --         --      (.04)
Distributions from realized gains                                             --        (3.98)        (1.29)     (1.51)    (2.46)
Excess distributions from net investment income                               --           --            --       (.01)       --
Total distributions                                                           --        (3.98)        (1.29)     (1.52)    (2.50)
Net asset value, end of period                                            $11.32       $10.77        $16.41     $16.94    $14.60

Ratios/supplemental data
Net assets, end of period (in millions)                                     $125          $92           $81         $4       $--
Ratio of expenses to average daily net assets(c)                           1.05%(d)     1.00%          .82%       .85%      .75%
Ratio of net investment income (loss) to average daily net assets          (.75%)(d)    (.65%)        (.33%)     (.21%)     .31%
Portfolio turnover rate (excluding short-term securities)                    10%          57%          106%        78%       80%
Total return(d)                                                            5.11%      (12.46%)        4.05%     28.90%    10.03%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(f) Six months ended May 31, 2002 (Unaudited).

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17   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Equity Select Fund, Inc.
May 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)
Common stocks (96.6%)
Issuer                                                Shares            Value(a)

Airlines (0.8%)
Skywest                                              600,000         $13,980,000

Chemicals (3.0%)
Sigma-Aldrich                                      1,150,000          54,866,500

Communications equipment & services (0.9%)
Finisar                                            1,300,000(b)        3,381,300
RF Micro Devices                                     750,000(b)       12,307,500
Total                                                                 15,688,800

Computer software & services (6.8%)
Advent Software                                      300,000(b)       11,970,000
BMC Software                                       2,100,000(b)       35,511,000
Intuit                                               600,000(b)       26,238,000
SunGard Data Systems                               1,750,000(b)       49,210,000
Total                                                                122,929,000

Computers & office equipment (9.8%)
Acxiom                                             1,400,000(b)       24,892,000
Dendrite Intl                                      1,400,000(b)       16,534,000
DST Systems                                          350,000(b)       17,293,500
Fair, Isaac & Co                                     600,000          35,160,000
Fiserv                                             1,500,000(b)       63,810,000
Manugistics Group                                  1,150,000(b)        9,096,500
McData Cl B                                        1,000,000(b)        8,970,000
Total                                                                175,756,000

Electronics (7.9%)
American Power Conversion                          1,400,000(b)       19,544,000
Maxim Integrated Products                          1,000,000(b)       46,000,000
Micrel                                               400,000(b)        8,376,000
Microchip Technology                               1,500,000(b)       44,850,000
Novellus Systems                                     550,000(b)       23,364,000
Total                                                                142,134,000

Energy (5.9%)
Apache                                               300,000          16,704,000
Murphy Oil                                           500,000          46,220,000
Newfield Exploration                                 500,000(b)       18,030,000
Pogo Producing                                       800,000          25,296,000
Total                                                                106,250,000

Energy equipment & services (1.5%)
Ensco Intl                                           500,000          16,375,000
Tidewater                                            275,000          11,206,250
Total                                                                 27,581,250

Financial services (5.7%)
Investors Financial Services                         400,000          30,904,000
Legg Mason                                           600,000          33,156,000
Paychex                                            1,100,000          38,115,000
Total                                                                102,175,000

Food (0.4%)
Performance Food Group                               200,000(b)        7,508,000

Health care (13.0%)
Apogent Technologies                                 850,000(b)       21,139,500
Applera-Applied
  Biosystem Group                                    750,000          13,650,000
Biogen                                               500,000(b)       24,940,000
Biomet                                             1,600,000          45,168,000
Diagnostic Products                                  750,000          37,762,500
IDEC Pharmaceuticals                                 400,000(b)       17,156,000
Immunex                                              950,000(b)       23,978,000
Invitrogen                                           325,000(b)       11,417,250
MedImmune                                            500,000(b)       16,260,000
Techne                                               700,000(b)       21,987,000
Total                                                                233,458,250

Health care services (7.3%)
AmerisourceBergen                                    225,000          17,345,250
Express Scripts Cl A                                 575,000(b)       30,388,750
First Health Group                                   550,000(b)       15,103,000
Health Management
  Associates Cl A                                  2,000,000(b)       41,180,000
Lincare Holdings                                     900,000(b)       26,712,000
Total                                                                130,729,000

Industrial equipment & services (5.2%)
Cintas                                               900,000          46,989,000
Fastenal                                           1,200,000          47,412,000
Total                                                                 94,401,000

Media (4.8%)
Catalina Marketing                                   800,000(b)       26,640,000
Univision Communications Cl A                        750,000(b)       30,000,000
Westwood One                                         800,000(b)       30,520,000
Total                                                                 87,160,000

See accompanying notes to investments in securities.

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18   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Metals (1.2%)
Martin Marietta Materials                            550,000         $22,000,000

Multi-industry conglomerates (4.0%)
Danaher                                              400,000          27,848,000
DeVry                                                725,000(b)       19,560,500
Robert Half Intl                                   1,000,000(b)       24,680,000
Total                                                                 72,088,500

Restaurants & lodging (6.6%)
Brinker Intl                                       1,300,000(b)       43,615,000
Cheesecake Factory (The)                           1,350,000(b)       51,529,500
Starbucks                                            950,000(b)       23,066,000
Total                                                                118,210,500

Retail (11.8%)
99 Cents Only Stores                               1,000,000(b)       30,670,000
Whole Foods Market                                 1,850,000(b)       94,664,500
Williams-Sonoma                                    2,700,000(b)       86,427,000
Total                                                                211,761,500

Total common stocks
(Cost: $1,583,234,598)                                            $1,738,677,300

Short-term securities (4.4%)
Issuer                             Annualized      Amount              Value(a)
  yield on date                    payable at
  of purchase                       maturity

U.S. government agencies (3.5%)
Federal Home Loan Bank Disc Nts
  06-07-02                            1.81%       $2,700,000          $2,699,091
  07-24-02                            1.71        10,000,000           9,976,311
Federal Home Loan Mtge Corp Disc Nts
  06-04-02                            1.73        10,300,000          10,298,020
  06-20-02                            1.74        10,000,000           9,990,333
Federal Natl Mtge Assn Disc Nts
  08-08-02                            1.85        19,300,000          19,239,843
  08-21-02                            1.75        10,000,000           9,962,690
Total                                                                 62,166,288

Commercial paper (0.9%)
Gannett
  07-09-02                            1.77         5,800,000(c)        5,787,999
Johnson & Johnson
  07-08-02                            1.75         3,100,000(c)        3,093,717
SBC Intl
  07-10-02                            1.77         1,300,000(c)        1,297,443
Sheffield Receivables
  06-03-02                            1.81         6,800,000(c)        6,798,974
Total                                                                 16,978,133

Total short-term securities
(Cost: $79,137,525)                                                  $79,144,421

Total investments in securities
(Cost: $1,662,372,123)(d)                                         $1,817,821,721

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(d) At May 31, 2002, the cost of securities for federal income tax purposes was approximately $1,662,372,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 313,530,000
     Unrealized depreciation                                       (158,080,000)
                                                                   ------------
     Net unrealized appreciation                                  $ 155,450,000
                                                                  -------------

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19   AXP EQUITY SELECT FUND -- SEMIANNUAL REPORT

AXP Equity Select Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A:   INVPX        Class B:    IDQBX
Class C:   AESCX        Class Y:    IESYX

(logo)
AMERICAN
 EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6435 T (7/02)